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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 22, 1999
                                                          --------------


                              ROSLYN BANCORP, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


      Delaware                       0-28886                 11-3333218
      --------                       -------                 ----------
(State or other Jurisdiction of     (Commission             (IRS Employer
incorporation or organization)      File Number)            Identification No.)


1400 Old Northern Boulevard, Roslyn, New York                  11576
---------------------------------------------                  -----
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code         (516) 621-6000
                                                           --------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)









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ITEMS 1-4, 6, 8 AND 9.        NOT APPLICABLE.

ITEM 5.  OTHER EVENTS.
         -------------

      On April 22, 1999, Roslyn Bancorp, Inc. (the "Company") issued a press release reporting its combined results of operations for the quarter ended March 31, 1999. This information is provided to satisfy certain pooling-of-interests accounting requirements relating to the Company's acquisition of T R Financial Corp. effective February 16, 1999.

      The press release announcing the combined results of operations for the month ending March 31, 1999 is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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      Exhibit No.             Description
      -----------             -----------

       99.1                   Press Release dated April 22, 1999.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ROSLYN BANCORP, INC.


Dated:       April 23, 1999            By: /s/ Joseph L. Mancino
                                           -------------------------------------
                                           Joseph L. Mancino
                                           Director, President and Chief
                                           Executive Officer












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